UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2008
Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
500 Unicorn Park Drive Woburn, Massachusetts 01801
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 13, 2008, Jacqueline D. Arthur resigned from her positions as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Monotype Imaging Holdings Inc. (the “Company”) and its subsidiaries to pursue another opportunity, effective as of June 30, 2008. Ms. Arthur will continue to be employed by the Company until that date to assist with the transition. The Company has begun a search for Ms. Arthur’s successor.

The Company issued a press release announcing the resignation of Ms. Arthur on May 14, 2008 which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

          (d)  Exhibits.

99.1   Press Release of Monotype Imaging Holdings Inc. issued on May 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

May 14, 2008	By:	/s/ Douglas J. Shaw
Douglas J. Shaw
President and Chief Executive Officer
(Principal Executive Officer)